Exhibit 32.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63
of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SonomaWest Holdings, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-K for the fiscal year ended June 30, 2005 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas R. Eakin
Thomas R. Eakin,
Chief Financial Officer
September 28, 2005